UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Cedar Fair, L.P.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by Cedar Fair, L.P. Pursuant to Rule 14a-12

Under the Securities Act of 1934

Subject Company: Cedar Fair, L.P.

Commission File No.: 001-09444

This filing relates to the proposed acquisition of Cedar Fair, L.P. (“Cedar Fair”) by an affiliate of Apollo Global Management (“Apollo”) pursuant to the terms of an Agreement and Plan of Merger, dated as of December 16, 2009, by and among Cedar Holdings Ltd (formerly known as Siddur Holdings, Ltd.) (“Parent”), Cedar Merger Sub LLC (formerly known as Siddur Merger Sub, LLC) (“Merger Sub”), Cedar Fair and Cedar Fair Management, Inc. Each of Parent and Merger Sub are affiliates of Apollo.

On January 26, 2010, Cedar Fair issued the following statement:

The 40 day go-shop period under Cedar Fair’s definitive merger agreement to be acquired by an affiliate of Apollo Global Management has concluded. Consistent with its fiduciary duties, our Board of Directors and its financial advisors actively engaged with a number of parties throughout the go-shop process to make certain that we achieve the best value available for all unitholders.

During the process, the Company’s financial advisors contacted 32 potentially interested parties, including six strategic buyers and 26 financial buyers. Six of the 32 parties that were contacted expressed an interest in receiving confidential information in order to evaluate the Company, and entered into non-disclosure agreements. None of these parties expressed an interest in making an acquisition proposal for the Company.

The results of this process confirm the Board’s continued belief that the proposed transaction with Apollo maximizes value for all Cedar Fair unitholders.

About Cedar Fair

Cedar Fair is a publicly traded partnership headquartered in Sandusky, Ohio, and one of the largest regional amusement-resort operators in the world. The Company owns and operates 11 amusement parks, six outdoor water parks, one indoor water park and five hotels. Amusement parks in the Company’s northern region include two in Ohio: Cedar Point, consistently voted “Best Amusement Park in the World” in Amusement Today polls and Kings Island; as well as Canada’s Wonderland, near Toronto; Dorney Park, PA; Valleyfair, MN; and Michigan’s Adventure, MI. In the southern region are Kings Dominion, VA; Carowinds, NC; and Worlds of Fun, MO. Western parks in California include: Knott’s Berry Farm; California’s Great America; and Gilroy Gardens, which is managed under contract.

About Apollo Global Management

Apollo is a leading global alternative asset manager with offices in New York, Los Angeles, London, Singapore, Frankfurt and Mumbai. Apollo had assets under management of over $51 billion as of September 30, 2009, in private equity, credit-oriented capital markets and real estate invested across a core group of nine industries where Apollo has considerable knowledge and resources.

Forward-Looking Statements

Some of the statements contained in this statement (including information included or incorporated by reference herein) may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements as to the Company’s expectations, beliefs and strategies regarding the future. These forward-looking statements may involve risks and uncertainties that are difficult to predict, may be beyond the Company’s control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors could adversely affect the Company’s future financial performance and cause actual results to differ materially from the Company’s expectations, including uncertainties associated with the proposed sale of the Company to an affiliate of Apollo Global Management, the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction, the ability of third parties to fulfill their obligations relating to the proposed transaction, the ability of the parties to satisfy the conditions to closing of the merger agreement to complete the transaction and the risk factors discussed from time to time by the Company in reports filed with the Securities and Exchange Commission (the “SEC”). Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company’s Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About This Transaction

This statement may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, on January 8, 2010 the Company filed with the SEC a preliminary proxy statement on Schedule 14A. In addition, the Company will file with, or furnish, to the SEC all relevant materials, including a definitive proxy statement on Schedule 14A. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement (when available) will be mailed to unitholders of the Company. Investors and security holders will be able to obtain a copy of the preliminary proxy statement, definitive proxy statement (when available) and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s unitholders will also be able to obtain, without charge, a copy of the preliminary proxy statement, definitive proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Investor Relations, Cedar Fair, L.P., One Cedar Point Dr., Sandusky, OH 44870, telephone: (419) 627-2233, or from the Company’s website, www.cedarfair.com or by contacting MacKenzie Partners, Inc., by toll-free telephone at 800-322-2885 or by e-mail at proxy@mackenziepartners.com.

The Company and its directors and executive officers and certain other members of its management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Additional information regarding the interests of such potential participants is included in the preliminary proxy statement and will be included in the definitive proxy statement when it becomes available.

This statement and prior news releases are available online at www.cedarfair.com.

Contacts

Stacy Frole

Cedar Fair

419-627-2227

Dan Katcher / Jeremy Jacobs

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Dan Burch / Laurie Connell

MacKenzie Partners

800-322-2885

# # # #

3